UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2008

Helix Energy Solutions Group, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-32936	95-3409686
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 N. Sam Houston Parkway E., Suite 400 Houston, Texas	77060
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-618-0400

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On November 19, 2008, Helix Energy Solutions Group, Inc. (“Helix”) issued a press release containing an update on the efforts to restore oil and gas production after Hurricane Ike and Hurricane Gustav. Attached hereto as Exhibit 99.1, and incorporated by reference herein, is the press release.

This information is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, and such information is not incorporated by reference into any registration statements or other document filed under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, regardless of the general incorporation language contained in such filing, except as shall be expressly set forth by specific reference to this filing.

Forward-Looking Statements and Assumptions

          This Report on Form 8-K, including any exhibits included herein, contains various statements that contain forward-looking information regarding Helix Energy Solutions Group, Inc. and represent our expectations or beliefs concerning future events. This forward-looking information is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995 as set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements that are predictive in nature, that depend upon or refer to future events or conditions, or that use terms and phrases such as “achieve,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “plan,” “project,” “propose,” “strategy,” “predict,” “envision,” “hope,” “intend,” “will,” “continue,” “may,” “potential,” “achieve,” “should,” “could” and similar terms and phrases are forward-looking statements. Included in forward-looking statements are, among other things:

•	statements regarding our anticipated production volumes, results of exploration, exploitation, development, acquisition or operations expenditures, and current or prospective reserve levels, with respect to any property or well;
•	statements relating to our proposed acquisition, exploration, development and/or production of oil and gas properties, prospects or other interests and any anticipated costs related thereto;
•	statements relating to the construction or acquisition of vessels or equipment and any anticipated costs related thereto;
•	statements that our proposed vessels, when completed, will have certain characteristics or the effectiveness of such characteristics;
•	statements regarding projections of revenues, gross margin, expenses, earnings or losses, working capital or other financial items;
•	statements regarding our business strategy, our business plans or any other plans, forecasts or objectives, any or all of which is subject to change; and
•	statements regarding anticipated developments, industry trends, performance or industry ranking.

Although we believe that the expectations reflected in these forward-looking statements are reasonable and are based on reasonable assumptions, they do involve risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things:

•	uncertainties inherent in the development and production of oil and gas and in estimating reserves;
•	uncertainties regarding our ability to replace depletion;
•	unexpected future capital expenditures (including the amount and nature thereof);
•	impact of oil and gas price fluctuations and the cyclical nature of the oil and gas industry;
•	the effects of indebtedness, which could adversely restrict our ability to operate, could make us vulnerable to general adverse economic and industry conditions, could place us at a competitive disadvantage compared to our competitors that have less debt and could have other adverse consequences;
•	the success of our derivative activities;
•	the results of our continuing efforts to control or reduce costs, and improve performance;
•	the success of our risk management activities;
•	the effects of competition;
•	the availability (or lack thereof) of capital (including any financing) to fund our business strategy and/or operations and the terms of any such financing;
•	the impact of current and future laws and governmental regulations including tax and accounting developments;
•	the effect of adverse weather conditions or other risks associated with marine operations;
•	the effect of environmental liabilities that are not covered by an effective indemnity or insurance;
•	the potential impact of a loss of one or more key employees; and
•	the impact of general economic, market, industry or business conditions.

Our actual results could differ materially from those anticipated in these forward-looking statements as a result of the risk and uncertainties set forth above as well as those described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2007 and our subsequent periodic reports. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these risk factors. These risk factors are not intended to be a discussion of all potential risks and uncertainties as it is not possible to predict or identify all risk factors. Although we believe the expectations reflected in the forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviation will not be material. All forward-looking statements in this report are based upon information available to us on the date of this report. You should not place undue reliance on these forward-looking statements. Forward-looking statements are only as of the date they are made, and other than as required under the securities laws, we assume no obligation to update or revise these forward-looking statements or provide reasons why actual results may differ.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated November 19, 2008 containing an update on the efforts to restore oil and gas production after Hurricane Ike and Hurricane Gustav.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2008

HELIX ENERGY SOLUTIONS GROUP, INC.

By:	/s/ Anthony Tripodo
Anthony Tripodo Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Helix Energy Solutions Group, Inc. dated November 19, 2008 containing an update on the efforts to restore oil and gas production after Hurricane Ike and Hurricane Gustav.